SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CYBERDEFENDER CORPORATION
(Name of Registrant as Specified In Its Charter)

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CYBERDEFENDER CORPORATION
617 West 7th Street
Suite 1000
Los Angeles, California 90017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held January 5, 2012

December 2, 2011

To Our Stockholders:

On behalf of the Board of Directors of CyberDefender Corporation (“CyberDefender” or the "Company"), we are pleased to invite you to attend a Special Meeting of Stockholders which will be held at CyberDefender’s offices, 617 West 7th Street, Suite 1000, Los Angeles, California 90017, on January 5, 2012 at 3:00 p.m. Pacific Time, for the following purposes.

•
To approve an amendment to CyberDefender’s Certificate of Incorporation to effect a reverse split of CyberDefender’s issued and outstanding shares of common stock at a ratio in the range of between 1-for-2 and 1-for-10, which ratio shall be determined by CyberDefender’s Board of Directors (the “Board”) in its sole discretion, which amendment was approved by the Board on November 5, 2011;

•
To approve an amendment to CyberDefender’s Amended and Restated 2006 Equity Incentive Plan to increase by 4,000,000 the number of shares of common stock reserved for issuance under the plan to an aggregate of 6,875,000 shares, which amendment was approved by the Board on November 5, 2011;

•
In accordance with the requirements of Rule 5635 of the Rules of The Nasdaq Stock Market, to approve the terms of the Securities Purchase Agreements and the Company’s 9% Subordinated Convertible Promissory Notes which have been issued to two of CyberDefender's independent directors; and

•
In accordance with the requirements of Rule 5635 of the Rules of The Nasdaq Stock Market, to approve the issuance of units consisting of 10.5% Subordinated Convertible Promissory Notes and warrants, together with certain conversion rights, exercise rights, and the grant of Board representation rights to a stockholder.

The Board has established November 11, 2011 as the record date for the Special Meeting.  As a result, owners of record of CyberDefender’s common stock at the close of business on November 11, 2011 are entitled to notice of, to attend, and to vote at the Special Meeting and any adjournments of the Special Meeting.

The Proxy Statement, proxy card and return envelope are included with this Notice of Special Meeting, along with our annual report on Form 10-K for the fiscal year ended December 31, 2010 and quarterly report on Form 10-Q for the period ended September 30, 2011. The matters listed in this Notice of Special Meeting of Shareholders are described in detail in the Proxy Statement.

You are requested to sign and date the enclosed proxy card and return it in the enclosed envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 5, 2012: This Proxy Statement is available for viewing, printing and downloading at www.cyberdefendercorp.com.

Sincerely,

Kevin Harris, Interim Chief Executive Officer, Chief Financial Officer and Secretary

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING
General	5
Voting Rights	6
How to Vote Your Shares	6
Revocability of Proxies	7
Board Voting Recommendations	7
Quorum; Broker Non-Votes and Abstentions	7
Votes Required to Approve Proposals at the Special Meeting	8
Solicitation	8
PROPOSAL 1 – APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION	9
PROPOSAL 2 – APPROVAL OF AMENDMENT OF AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN	19
PROPOSAL 3 – APPROVAL OF 9% SUBORDINATED CONVERTIBLE PROMISSORY NOTES TO BE ISSUED TO TWO DIRECTORS	24
PROPOSAL 4 – APPROVAL OF THE ISSUANCE OF UNITS CONSISTING OF 10.5% SUBORDINATED CONVERTIBLE PROMISSORY NOTES AND WARRANTS, TOGETHER WITH CERTAIN CONVERSION RIGHTS, EXERCISE RIGHTS, AND BOARD REPRESENTATION RIGHTS, GRANTED TO A STOCKHOLDER	26
WHERE YOU CAN FIND MORE INFORMATION	30
OTHER MATTERS	30

CYBERDEFENDER CORPORATION
617 West 7th Street, Suite 1000
Los Angeles, California 90017

PROXY STATEMENT
For the Special Meeting of Stockholders to be Held on
January 5, 2012

General Information about the Special Meeting

We are providing this Proxy Statement in connection with the solicitation by the Board of Directors of CyberDefender Corporation, a Delaware corporation (the “Board” and “CyberDefender” or the “Company”) of proxies to be voted at the Special Meeting of Stockholders to be held on January 5, 2012 (the “Special Meeting”) or any adjournment or postponement of the Special Meeting.  Voting materials, including this Proxy Statement and the proxy card, will be mailed on or about December 2, 2011 to all stockholders entitled to vote at the Special Meeting. You are cordially invited to attend the Special Meeting, which will be held at the Company’s offices, 617 West 7th Street, Suite 1000, Los Angeles, California 90017, at 3:00 p.m. Pacific Time, for the following purposes:

•
To approve an amendment to CyberDefender’s Certificate of Incorporation to effect a reverse split of CyberDefender’s issued and outstanding shares of common stock at a ratio in the range of between 1-for-2 and 1-for-10, which ratio shall be determined by CyberDefender’s Board of Directors (the “Board”) in its sole discretion, which amendment was approved by the Board on November 5, 2011;

•
To approve an amendment to CyberDefender’s Amended and Restated 2006 Equity Incentive Plan to increase by 4,000,000 the number of shares of commons stock reserved for issuance under the plan to an aggregate of 6,875,000 shares, which amendment was approved by the Board on November 5, 2011;

•
In accordance with the requirements of Rule 5635 of The Nasdaq Stock Market, to approve the terms of the Securities Purchase Agreements and the Company’s 9% Subordinated Convertible Promissory Notes which have been issued to two of CyberDefender’s independent directors; and

•
In accordance with the requirements of Rule 5635 of The Nasdaq Stock Market, to approve the issuance of units consisting of 10.5% Subordinated Convertible Promissory Notes and warrants, together with certain conversion rights, exercise rights and Board representation rights, to a stockholder.

This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so you can make an informed decision.

Voting Rights

Only stockholders of record at the close of business on November 11, 2011, the record date, are entitled to notice of, to attend, and to vote at the Special Meeting and any adjournment or postponement of the Special Meeting.  At the close of business on November 11, 2011, the Company had 27,916,440 shares of common stock outstanding and no shares of preferred stock outstanding.

Each stockholder of record is entitled to one vote for each share of common stock held on the record date on all proposals.

Stockholders will vote at the Special Meeting by casting ballots (in person or by proxy) which will be tabulated by a person who is appointed by the Board before the Special Meeting to serve as inspector of election at the Special Meeting and who will execute and verify an oath of office.

How to Vote Your Shares

Your vote is important.  You can vote your shares at the Special Meeting only if you are present or represented by proxy.  Whether or not you expect to attend the Special Meeting, please take the time to vote your proxy.

Stockholders of record can vote:

By Mail:

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted as specified in the proxy.

By Telephone:

Call toll free 1-800-690-6903 within the U.S., U.S. Territories and Canada any time on a touch tone telephone.  There is NO CHARGE for the call. Follow the instructions provided by the recorded message.

In Person:

You may vote in person by attending the Special Meeting and voting your shares.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a proxy from the organization that holds your shares.  Please contact that organization for instructions regarding obtaining a proxy.

If you are the beneficial owner of shares held in street name and you do not want to attend the meeting to vote your shares, your shares must be voted through the organization holding your shares in accordance with the instructions provided by that organization.

If you have given your proxy, you may still vote in person if you attend the Special Meeting.  Please remember, however, that if your shares are held beneficially through your nominee and you wish to vote your shares at the Special Meeting, you must obtain a proxy issued by your nominee.

Each proxy will be voted as directed.  However, if a proxy solicited by the Board does not specify how it is to be voted, it will be voted as the Board recommends, which is FOR the four proposals discussed in this Proxy Statement.

Revocability of Proxies

You may revoke or change a proxy previously delivered to us at any time prior to the Special Meeting by delivering a written notice to our Corporate Secretary at our offices at 617 West 7th Street, Suite 1000, Los Angeles, California 90017, or by telephone at 800-690-6903.  You also may revoke your proxy by attending the Special Meeting and voting in person, although merely attending the Special Meeting will not, by itself, revoke your proxy.

Board Voting Recommendations

The Board unanimously recommends that you vote your shares as follows:

•
FOR the approval of an amendment to CyberDefender’s Certificate of Incorporation to effect a  reverse split of CyberDefender’s issued and outstanding shares of common stock at a ratio in the range of between 1-for-2 and 1-for-10, which ratio shall be determined by the Board in its sole discretion, which amendment was approved by the Board on November 5, 2011 (Proposal 1);

•
FOR the approval of an amendment to CyberDefender’s Amended and Restated 2006 Equity Incentive Plan to increase by 4,000,000 the number of shares of common stock reserved for issuance under the plan to an aggregate of 6,875,000 shares, which amendment was approved by the Board on November 5, 2011 (Proposal 2)

•
FOR the approval, in accordance with the requirements of Rule 5635 of the Rules of The Nasdaq Stock Market, of the terms of the Securities Purchase Agreements and the Company’s 9% Subordinated Convertible Promissory Notes which have been issued to two of CyberDefender's independent directors (Proposal 3); and

•
FOR the approval, in accordance with the requirements of Rule 5635 of the Rules of The Nasdaq Stock Market, of the issuance of units consisting of 10.5% Subordinated Convertible Promissory Notes and warrants, together with certain conversion rights, exercise rights, and Board representation rights, to a stockholder.

Quorum; Broker Non-Votes and Abstentions

In order to conduct any business at the Special Meeting, a quorum must be present in person or represented by valid proxies. A majority of the shares of our common stock outstanding on the record date will constitute a quorum for purposes of the Special Meeting.  Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner.  Under applicable rules, your broker will not have discretionary authority to vote your shares at the Special Meeting on any of the Proposals included in this Proxy Statement.  Broker non-votes are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

Votes Required for Approval of Proposals at the Special Meeting

Proposal 1 (approval of the amendment to the Company’s Certificate of Incorporation to effect a reverse split of the Company’s issued and outstanding shares of common stock) may be approved by the affirmative vote of the majority of shares issued and outstanding. Abstentions are counted as a vote against for purposes of determining whether Proposal 1 is approved.

Proposal 2 (approval of amendment to Amended and Restated 2006 Equity Incentive Plan) may be approved by the affirmative vote of the majority of votes cast. Abstentions are counted as votes against for purposes of determining whether Proposal 2 is approved.

Proposal 3 (approval of the terms of the Company’s 9% Subordinated Convertible Promissory Notes which have been issued to two of CyberDefender's independent directors) may be approved by the affirmative vote of the majority of votes cast. Abstentions are counted as votes against for purposes of determining whether Proposal 3 is approved.

Proposal 4 (approval of the issuance of units consisting of 10.5% Subordinated Convertible Promissory Notes and warrants, together with certain conversion rights, exercise rights and Board representation rights, to a stockholder) may be approved by the affirmative vote of the majority of votes cast. Abstentions are counted as votes against for purposes of determining whether Proposal 4 is approved.

Solicitation

Solicitation of proxies may be made by our directors, officers and regular employees by mail, telephone, facsimile transmission or other electronic media and in person for which they will receive no additional compensation. The expenses of preparing, printing and assembling the materials used in the solicitation of proxies on behalf of the Board will be borne by us. Upon request, we will reimburse the reasonable fees and expenses of nominees and fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of common stock.  No additional compensation will be paid to the nominees and fiduciaries.

Attendance by Independent Registered Accounting Firm

We have retained Grant Thornton LLP as the independent registered accounting firm to provide professional services to us during the current fiscal year.  A representative of Grant Thornton LLP will not attend the Special Meeting and will not be available to answer questions or comments from any stockholder at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 5, 2012

This Proxy Statement, and any amendments that are required to be furnished to stockholders, are available on our website at http://www.cyberdefendercorp.com.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR
COMMON STOCK AT A RATIO IN THE RANGE OF BETWEEN
1 FOR-2 AND 1-FOR-10, WHICH THE BOARD WILL DETERMINE IN
ITS SOLE DISCRETION

Summary

On November 5, 2011, the Board unanimously adopted a resolution approving, and recommending to the stockholders for their approval, a proposal to amend our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of between 1-for-2 and 1-for-10, which the Board will determine in its sole discretion.

A sample form of the certificate of amendment (the "Amendment") to our Certificate of Incorporation, which we would file with the Secretary of State of the State of Delaware to effect the reverse stock split, is attached to this Proxy Statement as Appendix 1.

Except for adjustments that may result from the treatment of fractional shares resulting from the reverse stock split, which are explained below under the caption “Fractional Shares,” each stockholder will hold the same percentage of our outstanding common stock immediately following the reverse stock split as the stockholder held immediately prior to the reverse stock split.  The proposed reverse split will not change the terms of our common stock, and the shares of new common stock issued after the reverse split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now outstanding.  The common stock issued after the proposed reverse split will remain fully paid and non-assessable.

The proposed reverse split will not affect the number of shares of common stock authorized in the Certificate of Incorporation, which is 100,000,000.  10,000,000 shares of preferred stock are authorized in the Certificate of Incorporation; none have been issued.  The proposed reverse split will not affect the number of authorized shares of preferred stock.   Because the number of shares of authorized common stock will not be affected, the effect of the proposed reverse split will be an increase in the authorized, but unissued, shares of common stock.

The Rationale for the Reverse Stock Split

Our common stock trades on the Nasdaq Global Market, which we believe helps support and maintain stock liquidity and company recognition for our stockholders.  The primary reason our Board believes a reverse stock split should be approved is to maintain the listing of our common stock on the Nasdaq Global Market.  By potentially increasing our stock price through the reverse stock split, we would reduce the risk that our stock will be delisted from the Nasdaq Global Market which requires, among other things, that listed companies maintain a closing bid price of at least $1.00 per share.

Pursuant to the rules (the "Listing Rules") of The Nasdaq Stock Market (“Nasdaq”), in order to maintain our listing on the Nasdaq Global Market we must have at least 400 stockholders, our common stock must have a bid price of at least $1.00 per share and we must meet at least one of the “Equity Standard,” the “Market Value Standard” or the “Total Assets/Total Revenue Standard.”  To meet the Equity Standard, among other things, we must have stockholders’ equity of at least $10 million.  To meet the Market Value Standard, among other things, the market value of our listed securities must not be less than $50 million.  To meet the Total Assets/Total Revenue Standard, among other things, the market value of our publicly held shares (as defined by Nasdaq) must be at least $15 million.

On August 24, 2011, we received a letter from Nasdaq’s Listing Qualifications Department stating that the market value of our listed securities was less than $50 million during the period from July 13, 2011 to August 23, 2011, and that the Company no longer met the Market Value Standard.  The letter states that, pursuant to the Listing Rules, the Company has a 180 day compliance period, which expires on February 21, 2012, during which it must comply with the Listing Rules.  If during the compliance period the Company meets the Market Value Standard for a minimum of ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance and the matter will be closed.   In the event the Company does not regain compliance prior to the expiration of the compliance period, the Company will receive written notification from Nasdaq that the Company’s securities are subject to delisting.

On August 30, 2011, the Company received a second letter from Nasdaq stating that, because the Company's common stock did not maintain a minimum bid price of $1 per share during the period from July 19, 2011 to August 29, 2011, the Company no longer met the requirement of Listing Rule 5450(a) (the “Minimum Bid Price Requirement”).

This letter states that the Company has a 180 day compliance period, which expires on February 27, 2012, during which it must comply with the Minimum Bid Price Requirement.  If during the compliance period the closing bid price of the Company’s common stock is at least $1 for a minimum of ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance and the matter will be closed.  The letter also states that, if the Company chooses to implement a reverse stock split to remedy this deficiency, it must complete the reverse stock split no later than ten business days prior to February 27, 2012.  Finally, the letter states that the Company may be eligible for additional time following the expiration of the compliance period.

On September 16, 2011, the Company received a third letter from Nasdaq stating that the market value of our publicly held shares was less than $15,000,000 during the period from August 3, 2011 to September 15, 2011, and that the Company no longer met the Total Assets/Total Revenue Standard.

This letter states that, pursuant to the Listing Rules, the Company has a 180 day compliance period, which expires on March 14, 2012, during which it must comply with the Listing Rules.  If during the compliance period the market value of the Company’s publicly held shares closes at $15,000,000 or more for a minimum of ten consecutive business days, Nasdaq will provide the Company written confirmation of compliance and the matter will be closed.  In the event the Company does not regain compliance prior to the expiration of the compliance period, the Company will receive written notification from Nasdaq that the Company’s securities are subject to delisting.

A reverse stock split by a publicly traded company reduces the number of shares outstanding, but leaves unchanged the market capitalization of the company.  The result is an increase in the price per share of the company’s stock because, after a reverse stock split, the enterprise value of the company is reflected by a smaller number of shares and the share price of the stock therefore is higher.  By way of example, a company with 100 million shares outstanding and a market capitalization of $50 million (or $.50 per share) would have, following a 1-for-4 reverse stock split, 25 million shares outstanding and, assuming no change in its market capitalization of $50 million, a price of $2.00 per share ($50 million divided by 25 million shares) after the reverse split.

The Board recommends that our stockholders approve Proposal 1 because we believe a reverse stock split will result in a higher price per share for outstanding shares of our common stock. This, we believe, could provide a number of potential advantages, which are described below.

Potential Advantages from a Reverse Stock Split

Maintaining Our Nasdaq Global Market Listing.  We believe that having our common stock delisted from the Nasdaq Global Market would be undesirable for our stockholders and would have a material adverse effect on our business.  Delisting likely would reduce the liquidity of our common stock and could result in lower prices for our common stock than otherwise might prevail.  As a result, there could be increased spreads between bid and asked prices and increased transaction costs in trading our common stock.  Certain investors will not purchase securities that are not listed on a national exchange or on Nasdaq, which could materially impair our ability to raise capital through the sale of our common stock or other securities that are convertible into common stock.

In addition, if our common stock is delisted and if the trading price remains below $5.00 per share, trading in our common stock also would be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosure by broker-dealers in connection with trades involving any stock defined as a “penny stock” (generally, any equity security that is traded other than on a national securities exchange and that has a market bid price of less than $5.00 per share, subject to certain exceptions).  The additional burdens imposed upon broker-dealers by these requirements could discourage them from making a market in our common stock, which could limit severely the liquidity of our common stock and the ability of investors to trade our common stock.

We also deem valuable our ticker symbol, which is easily recognized as “CYDE” and which we could lose if we were delisted by the Nasdaq Global Market.  In addition, being listed on the Nasdaq Global Market carries with it certain prestige which we believe improves the recognition and reputation of the Company.

Although there can be no assurance, the Board believes that a reverse stock split, at a ratio of between 1-for-2 and 1-for-10, would result in an increase in our price per share, and thereby enable the Company to meet the Minimum Bid Price Requirement.  Although our stock price could increase sufficiently to satisfy the Minimum Bid Price Requirement prior to the expiration of the compliance periods, there can be no assurance that it will do so.  Accordingly, the  Board believes that it is in the Company’s and our stockholders’ best interests to seek stockholder approval of the Amendment to effect the reverse split so that the Company can regain compliance prior to the expiration of the compliance period.  However, even if the reverse stock split enables the Company to comply with the Minimum Bid Price Requirement, there can be no assurance that the Company will be able to comply with the Equity Standard, the Market Value Standard or the Total Assets/Total Revenue Standard.  If it is not able to comply with any one of these standards, the Company will not be in compliance with the Listing Rules and will be subject to delisting.

The Reverse Split May Facilitate Potential Future Financing Transactions.   By preserving our Nasdaq Global Market listing we can continue to consider and pursue potential future financing options to support our business.  We believe being listed on a national securities exchange, such as the Nasdaq Global Market, is valued by many investors, including institutional investors. We believe that a Nasdaq Global Stock Market listing also has the potential to create better liquidity and reduce volatility for buying and selling shares of our stock, which benefits our current and future stockholders.

The Reverse Split May Increase Our Common Stock Price to a Level More Appealing to Investors.   If the reverse stock split results in an increase to the price of our common stock, we believe that the appeal of our common stock to the financial community and potential investors, including institutional investors, would be enhanced. We believe that a number of institutional investors are reluctant to invest, or are precluded by their investing guidelines from investing, in lower priced securities and that brokerage firms may be reluctant to recommend lower priced securities to their clients.  This reluctance, we believe, may be due in part to a perception that lower priced securities involve increased risk, are less liquid, or are less likely to be followed by institutional securities research firms. We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the reverse stock split, together with the anticipated increased stock price resulting from the reverse stock split, may encourage further interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for our common stock than that which currently exists.  However, we cannot guarantee that any of these outcomes will occur.

Certain Risks Associated with the Reverse Stock Split

The proposed reverse stock split ultimately may not increase our stock price, which would prevent us from realizing some of the anticipated benefits of the reverse stock split, including maintaining our listing on the Nasdaq Global Market.

The Board expects that a reverse stock split of our common stock will increase the market price of our common stock so that we are able to regain compliance with the Minimum Bid Price Requirement.  However, the effect of a reverse stock split upon the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies in similar circumstances are varied.  It is possible that the share price of our common stock immediately after the reverse stock split will not increase in proportion to the reduction in the number of shares of our common stock outstanding.

Even if the proposed reverse stock split increases our stock price, there can be no assurance that the Company will be able to comply or continue to comply with the Minimum Bid Price Requirement.

There can be no assurance that the market price of our post-reverse split shares will increase sufficiently for the Company to be in compliance with the Minimum Bid Price Requirement, or that the price will remain at the level required for continuing compliance with that requirement.  It is not uncommon for a company’s share price to decline in the period following the reverse split.  If we effect a reverse stock split and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split.  In any event, other factors unrelated to the number of shares of our common stock outstanding, such as our future operating results, will influence the market price of our stock.

Even if the proposed reverse stock split increases our stock price, there can be no assurance that the Company will be able to comply with the Equity Standard, the Market Value Standard or the Total Assets/Total Revenue Standard.

Even if our stock price increases sufficiently so that the Company is in compliance with the Minimum Bid Price Requirement, there can be no assurance that the Company will be able to comply with the Equity Standard, the Market Value Standard or the Total Assets/Total Revenue Standard.  The Company's failure to meet any one of these requirements may result in our common stock being delisted from the Nasdaq Global Market, irrespective of the Company's compliance with the Minimum Bid Price Requirement.

A reverse stock split may not increase our stock price over the long term, which may prevent us from continuing to qualify for listing on the Nasdaq Global Market.

Although we expect that the proposed reverse stock split will enable us to regain compliance with the Minimum Bid Requirement and, assuming that the Company is able to comply with any one of the Equity Standard, the Market Value Standard or the Total Assets/Total Revenue Standard, we cannot guarantee that we will be able to continue to meet Nasdaq’s on-going quantitative and qualitative listing requirements for the foreseeable future.  Negative financial or operational results or adverse market conditions could affect the market price of our common stock and jeopardize our ability to meet or maintain Nasdaq’s continued listing requirements.  And, in addition to specific listing and maintenance standards, Nasdaq has broad discretionary authority over the initial and continued listing of securities, which it could exercise with respect to our common stock.

The proposed reverse stock split may decrease the liquidity of our stock.

The liquidity of our common stock may be affected adversely by the proposed reverse split given the reduced number of shares that will be outstanding after the reverse split, especially if the stock price does not increase as a result of the reverse stock split.  In addition, the proposed reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales.

If we effect a reverse stock split, the resulting stock price may not attract new investors, including institutional investors, and may not satisfy the investing requirements of those investors and, consequently, the trading liquidity of our common stock may not improve.

Although we believe that a higher stock price may help generate broader investor interest, there can be no assurance that a reverse stock split will result in a share price that will attract new investors, including institutional investors.  In addition, there can be no assurance that the share price will satisfy the investing requirements of those investors.  As a result, the trading liquidity of our common stock may not necessarily improve.

Principal Effects of the Reverse Stock Split

Reduction of Shares Held by Our Stockholders

After the effective date of the proposed reverse stock split, each stockholder will own fewer shares of our common stock.  However, the proposed reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the reverse split results in any of our stockholders owning a fractional share, as described below.  For example, a holder of two percent of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold two percent of the voting power of the outstanding shares of common stock immediately after the reverse stock split.

The number of stockholders of record will not be affected by the proposed reverse stock split, except to the extent that any stockholder holds only a fractional share interest after the reverse stock split is effected and receives cash for such interest.

Because the number of shares of authorized common stock will not be affected, the proposed reverse split will result in an increase in the authorized, but unissued, shares of common stock.

Change in Number and Exercise Price of Outstanding Options and Warrants; Change in Number of Shares of Common Stock Underlying, and Conversion Price of, Outstanding Convertible Debt

The proposed reverse stock split will reduce the number of shares of common stock available for issuance under our equity plans in proportion to the exchange ratio selected by the Board.

 Under the terms of our outstanding equity awards and warrants, the proposed reverse stock split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards and warrants in proportion to the exchange ratio of the reverse stock split and will cause a proportionate increase in the exercise price of such awards and warrants.  The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards and warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

In addition, the proposed reverse stock split will cause a reduction in the number of shares of common stock issuable upon the conversion of our convertible debt in proportion to the exchange ratio of the reverse stock split and will cause a proportionate increase in the conversion price.

Reduction in Number of Outstanding Shares; Increase in Number of Unreserved Shares

 If the proposed reverse stock split is effected, it will apply automatically to all shares of our common stock, including the number of shares of our common stock issuable upon the exercise of outstanding stock options and warrants and the conversion of convertible promissory notes.  The proposed reverse stock split will reduce the total number of outstanding shares of common stock by the split ratio determined by the Board in its discretion.  The following table contains approximate information relating to our common stock under certain of the possible split ratios, based on share information as of November 11, 2011:

	Current	1-For-2 Split	1-For-5 Split	1-For-10 Split
Authorized common stock	100,000,000	100,000,000	100,000,000	100,000,000
Common stock outstanding	27,916,440	13,958,220	5,583,288	2,791,644
Common stock issuable upon exercise of outstanding options	2,693,622	1,346,811	538,724	269,362
Common stock issuable upon exercise of outstanding warrants	17,732,032	8,866,016	3,546,406	1,773,203
Common stock reserved for issuance upon exercise of options available for future grant	254,852	127,426	50,970	25,485
Common stock issuable upon conversion of notes payable	12,187,975	6,093,988	2,437,595	1,218,798
Common stock authorized but unissued	72,083,560	86,041,780	94,416,712	97,208,356

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the reverse stock split.  Accordingly, the reverse stock split will have the effect of creating additional unissued and unreserved shares of our common stock. Except: (i) as otherwise disclosed in this Proxy Statement, including the disclosure in the section below relating to Proposal 2; (ii) as to shares subject to equity awards that we expect to grant to a person who may become our interim chief executive officer; (iii) as to a sufficient number of shares equaling 4% of the fully diluted common stock that we intend to reserve for the grant of an option as an inducement to that person to accept the position of interim chief executive officer; and (iv) as reflected in the table above, we have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed reverse stock split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable Nasdaq Listing Rules), including, among other things: (i) raising capital necessary to fund our future operations; (ii) providing equity incentives to our employees, officers, directors and consultants; (iii) entering into collaborations and other strategic relationships; and (iv) expanding our business through the acquisition of other businesses or products.

Regulatory Effects

The Company is subject to the reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Filing the Amendment to effect the reverse stock split will not affect our reporting requirements under the Exchange Act or our obligation to file publicly financial and other information with the SEC.  If the proposed reverse stock split is effected, we expect that our common stock will continue to trade on the Nasdaq Global Market under the symbol “CYDE” (although Nasdaq likely would add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred).

Board Discretion to Implement the Reverse Stock Split

If we receive the required stockholder approval of Proposal 1 at the Special Meeting, the Board will have the authority to file the Amendment with the Secretary of State of the State of Delaware to effect the reverse stock split.  The Board’s determination will be based upon a number of factors, including:

•	the then-existing and expected trading prices for our common stock;

•	the then-existing and expected marketability and liquidity of our common stock; and

•	the then-prevailing market conditions.

Notwithstanding the approval of the reverse stock split by our stockholders, the Board may, in its discretion, abandon the Amendment and determine not to effect the reverse stock split, as permitted under Section 242(c) of the Delaware General Corporation Law.  If the Board determines not to effect the reverse stock split prior to our 2012 Annual Meeting of Stockholders, we would be required, again, to seek stockholder approval to effect a reverse stock split.

Effective Date

The proposed reverse stock split would become effective on the date of filing of the Amendment (in the form attached to this Proxy Statement with the office of the Secretary of State of the State of Delaware.  Except as explained below with respect to fractional shares, on the effective date, shares of common stock issued and outstanding immediately prior to the effective date will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse stock split ratio determined by the Board.

Fractional Shares

Stockholders will not receive fractional shares in connection with the proposed reverse stock split.  Instead, we will pay to each registered stockholder, in cash, the value of any fractional share interest in our common stock arising from the reverse stock split, rounded to the nearest whole dollar.  Those registered stockholders who hold their shares of common stock in certificated form will receive a cash payment for their fractional interest, if applicable, following the surrender of their pre-reverse stock split stock certificates for post-reverse stock split shares. The amount of the cash payment will equal the product obtained by multiplying (a) the number of shares of common stock held by the stockholder that would otherwise have been exchanged for such fractional share interest by (b) the volume weighted average price of our common stock as reported on the Nasdaq Global Market, or other principal market of our common stock, as applicable, on the effective date of the reverse stock split. This cash payment may be subject to applicable U.S. federal, state and local income taxes.  We do not anticipate that the aggregate cash amount paid for fractional shares will be material to our financial statements.

 No transaction costs will be assessed on stockholders for the cash payment.  Stockholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date payment is made for their fractional share interest in our common stock. Stockholders should be aware that, under the escheat laws of certain jurisdictions, sums due for fractional share interests that are not claimed in a timely manner after the funds are made available may be required to be paid to the designated agent for the jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

Procedures for Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares

If the Board effects the proposed reverse stock split, our transfer agent will act as our exchange agent for holders of common stock in implementing the exchange of their pre-reverse stock split shares for post-reverse stock split shares.

Registered Certificated Stockholders.  Some of our registered stockholders hold all of their shares in certificated form.  Stockholders holding shares in certificated form will receive a transmittal letter from our transfer agent, Continental Transfer Company, as soon as practicable after the effective date of the reverse stock split.  The transmittal letter will contain instructions on how to surrender certificate(s) representing pre-reverse stock split shares to the transfer agent.

Registered and Beneficial Stockholders.  We intend to treat stockholders holding common stock in “street name” (through a bank, broker or other nominee) in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name.  However, banks, brokers or other nominees may have procedures different from those for registered stockholders for processing the reverse stock split.  Stockholders whose shares are held in street name by a bank, broker or other nominee should contact their bank, broker or nominee for instructions.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES
AND SHOULD NOT SUBMIT ANY CERTIFICATES
UNTIL REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.001 per share after the reverse stock split.  As a result, on the effective date of the proposed reverse stock split, the stated capital on our consolidated balance sheet attributable to common stock will be reduced proportionately and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced.  In future financial statements, we will restate per share net income or loss and other per share amounts for periods ending before the reverse stock split to give retroactive effect to the reverse stock split. Per share net income or loss will be increased because there will be fewer shares of our common stock outstanding.  We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the reverse stock split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following implementation of the proposed reverse stock split, the reverse stock split does not constitute the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Potential Anti-Takeover Effect

Although in certain circumstances the increased proportion of unissued authorized shares to issued shares could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company and another company), the proposed reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, and it is not  part of a plan by management to recommend a series of similar actions to the Board and stockholders.  Other than seeking approval for the Board to amend our Certificate of Incorporation to effect the reverse stock split, the Board currently does not contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to effect a change control of the Company.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Amendment to effect the reverse stock split, and the Company independently will not provide stockholders with appraisal rights.

Certain Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of the proposed reverse stock split.  The summary is based on the Internal Revenue Code (the “Code”), the Treasury Regulations promulgated under the Code, published statements by the Internal Revenue Service and other applicable authorities on the date of this Proxy Statement, all of which are subject to change, and possibly with retroactive effect.  The summary does not address the tax consequences to stockholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  In addition, the summary does not address any state, local or foreign income or other tax consequences.  The summary assumes that the shares of common stock held immediately prior to the effective date of the reverse stock split (the “pre-reverse split shares”) were, and the new shares received (the “post-reverse split shares”) will be, held as a “capital asset,” as that term is defined in the Internal Revenue Code.   We believe that the material U.S. federal income tax consequences of the proposed reverse stock split are as follows.

The proposed reverse stock split is intended to qualify as a reorganization within the meaning of Section 368 of the Code.  Assuming the reverse stock split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse split shares.  The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged.

A holder of the pre-reverse split shares who receives cash generally will recognize gain or loss equal to the difference between the portion of the tax basis of the pre-reverse split shares allocated to the fractional share interest and the cash received.  The gain or loss will be a capital gain or loss and will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year.

No gain or loss will be recognized by the Company as a result of the proposed reverse stock split.

This summary regarding the tax consequences of the proposed reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, stockholders are urged to consult their tax, financial and legal advisers with respect to all of the potential tax consequences of the reverse stock split.

Vote Required

To approve Proposal 1, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class, is required.  Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 1 ON THE PROXY CARD).

PROPOSAL 2

AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

Summary

At the Special Meeting, stockholders will be asked to approve an amendment (the "Plan Amendment") to our Amended and Restated 2006 Equity Incentive Plan (the “2006 Plan”) to increase by 4,000,000 the number of shares of common stock reserved for issuance under the 2006 Plan to an aggregate of 6,875,000 shares. The Board unanimously approved the Plan Amendment on November 5. 2011.

The Plan Amendment and the 2006 Plan are summarized below. A copy of the 2006 Plan is attached as Appendix 2 to this Proxy Statement.

Description of the Plan Amendment

The Plan Amendment increases by 4,000,000 the number of shares of common stock reserved for issuance under the 2006 Plan to an aggregate of 6,875,000 shares. On November 21, 2011, the market value of our common stock was $0.41 per share.

Reasons for the Plan Amendment

The Board believes that stock options and other types of equity awards are an important incentive for attracting, retaining and motivating employees and officers through equity participation. The Board also believes that equity awards uniquely focus the attention of the officers and employees on the Company’s goal of increasing stockholder value, because the awards provide a financial reward only to the extent that the stock price increases. The Board also believes that stock option grants have been a key element in the Company’s growth. The Plan Amendment to increase the number of shares of common stock under the 2006 Plan is intended to enable the Company to continue to have an adequate number of shares of common stock available for stock options and other equity awards.

As of November 4, 2011, 168,482 shares of common stock remained available for the grant of equity awards under the 2006 Plan.  Based on the number of shares remaining under the 2006 Plan, and the shares we anticipate we will need to attract and retain key employees, sufficient shares are not expected to be available.

Description of the 2006 Plan

The 2006 Plan was adopted by the Board on October 30, 2006. The 2006 Plan provides for the granting of “incentive stock options,” “non-qualified stock options,” stock awards and stock bonuses (collectively, “Awards”) to employees, officers, directors, consultants, independent contractors and advisors of the Company or its subsidiaries (“Participants”). An aggregate of 2,875,000 shares of common stock has been reserved for issuance under the 2006 Plan. The Board approved the 2006 Plan on October 30, 2006.

The 2006 Plan is currently administered by the Board, except with respect to awards to be made to persons other than officers and directors of the Company.  Awards to non-officers and non-directors may be made by either the Chief Executive Officer or Chief Financial Officer, each acting alone, pursuant to authority granted to such officers by the Board in accordance with the terms of the 2006 Plan.  In this discussion, references to “Administrator” are to the Board if the Award is made to officers or directors and to the chief executive officer or chief financial officer is the Award is made to non-officers and non-directors.  Subject to the foregoing, the Administrator has the authority to select eligible Participants to receive Awards under the 2006 Plan; determine the sizes and types of Awards; determine the terms and conditions of the Awards; establish, amend, or waive rules or regulations for the administration of the 2006 Plan; amend the terms and conditions of any outstanding Awards as permitted by the 2006 Plan; and make all other determinations, or take such other actions, as may be necessary or advisable for the administration of the 2006 Plan.  This flexibility enables the Administrator to accomplish the goal of giving appropriate incentives to Participants.

With respect to each grant of an incentive stock option to a Participant who is not a stockholder holding more than 10% of our total voting stock (“Ten-percent Stockholder”), the exercise price will not be less than the fair market value of the shares, which is equal to the closing sales price of the common stock on the grant date (“Fair Market Value”). With respect to each grant of an incentive stock option to a recipient who is a Ten-percent Stockholder, the exercise price will not be less than 110% of the Fair Market Value of the shares.

Stock options may not be exercised after the tenth anniversary of the grant date, except that any incentive stock option granted to a Ten-percent Stockholder may not be exercised after the fifth anniversary of the grant date.

A stock option issued under the 2006 Plan may not be transferable or assignable, except by the laws of descent and distribution, and may be exercisable only by the Participant. However, a non-qualified stock option may be transferred by the Participant as a bona fide gift to his or her spouse, lineal descendant or ascendant, siblings, and children by adoption.

Payment for shares purchased pursuant to exercise of a stock option may be made in a number of ways, including in cash or, with the consent of the Administrator, by delivery to us of a number of shares of common stock that have been owned and fully paid for by the Participant for at least six months prior to the date of exercise, or a combination thereof.  In addition, if permitted by the Administrator, the stock option may be exercised through a brokerage transaction as permitted under the provisions of Regulation T, applicable to cashless exercises promulgated by the Board of Governors of the Federal Reserve System, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. Except as otherwise provided in the 2006 Plan, payment must be made at the time that the stock option, or any part thereof, is exercised, and no shares shall be issued or delivered to the Participant upon exercise of the option until full payment has been made by the Participant.

A stock bonus is an award of shares under the 2006 Plan for extraordinary service to the Company.  The Administrator determines the number of shares to be awarded and any conditions, criteria, or performance requirements applicable to the stock bonus.

A stock award is an offer by us to sell to an eligible person shares that may or may not be subject to restrictions. The Administrator may determine the terms, conditions, restrictions, and other provisions of each stock award. Stock awards issued under the 2006 Plan may have restrictions that lapse based upon the service of a Participant, or based upon the attainment of performance goals established pursuant to the business criteria listed in the 2006 Plan, or based upon any other criteria that the Administrator may determine appropriate. The purchase price of shares sold pursuant to a stock award will be determined by us on the date the stock award is granted but may not be less than the Fair Market Value of our Common Stock on the date of grant, provided however, in the case of a sale to a holder of 10% or more of our Common Stock, the purchase price shall not be less than 110% of the Fair Market Value.

The Board may terminate or amend the 2006 Plan from time to time except that the Board may not amend the 2006 Plan in any manner that requires stockholder approval.  We are required by Nasdaq Listing Rule 5635 to obtain stockholder approval of the Plan Amendment.

Summary of Federal Income Tax Consequences

The following is a summary of the federal income taxation treatment applicable to us and the Participants who receive awards under the 2006 Plan.

Option Grants.  Options granted under the 2006 Plan may be either “incentive stock options” which satisfy the requirements of Code Section 422 or “non-qualified stock options” which are not intended to meet such requirements.  The federal income tax treatment for the two types of options differs as follows.

Incentive Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes.  The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions.  For federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying.  A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares.  If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares.  If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Non-Qualified Stock Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Awards (unrestricted) and Stock Bonuses.  The recipient of an unrestricted stock award or a stock bonus will recognize ordinary income in the year in which the shares subject to an unrestricted stock award or stock bonus are issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Restricted Stock Awards.  The recipient of unvested shares of common stock issued under the 2006 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Internal Revenue Code Section 83(b) to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.

Plan Benefits

The table below summarizes certain information with respect to all stock options and stock awards that have been granted under the 2006 Plan on or before November 11, 2011.  Because grants and awards under the 2006 Plan are discretionary, we cannot determine the number of additional options and stock awards that may be granted or awarded in the future under the 2006 Plan. Our specific plans and arrangements, written or otherwise, to grant specific awards under the 2006 Plan at this time are described above.  The following table sets forth the options granted to all the persons and groups of persons since the inception of the 2006 Plan.

Name	Number of Shares Underlying Options
Named Executive Officers and Directors :
Kevin Harris, Interim CEO and CFO	495,000
Igor Barash, COO	259,500

Executive Group	754,500
Non-Executive Director Group	80,000
Non-Executive Employee Group	553,626
Consultants	698,277

The following table illustrates information about the awards issued from the CyberDefender Corporation 2005 Equity Incentive Plan, which was approved by our stockholders on December 31, 2004:

Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under the equity compensation plan (excluding securities reflected in column (a)
563,233	$0.48	130,376

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our securities as of November 11, 2011 by (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of each class of our voting securities, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise stated, the address of our directors and executive officers is c/o CyberDefender Corporation, 617 West 7th Street, Suite 1000, Los Angeles, California 90017.

Name and Address of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned	% of Common Stock Owned Before the Offering	% of Common Stock Owned After the Offering (2)
Executive Officers and Directors:

Igor Barash, Chief Operating Officer	860,638	3.0%
Kevin Harris, Interim Chief Executive Officer, Chief Financial Officer, Secretary and Director	643,500	2.2%
Howard Bain III, Director	124,166	*
Thomas Connerty, Director	35,833	*
Thomas Patterson, Director	35,833	*
Ricardo Salas, Director	486,289	1.7%
All executive officers and directors as a group	2,186,260	7.4%

5% Stockholders:
GR Match, LLC (3)	16,968,228	38.2%
ITU Ventures (4)	1,819,382	6.2%
Gary Guseinov (5)	3,993,575	14.0%
Sean Downes (6)	13,103,139	33.7%

*Less than 1%
(1) We have determined beneficial ownership in accordance with the rules of the SEC.  Under these rules, beneficial ownership generally includes voting or investment power over securities. The number of shares shown as beneficially owned in the tables below are calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended.  Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.  Except as otherwise indicated, we believe that the beneficial owners listed below, based on the information furnished by these owners, have sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to applicable community property laws.  As of November 11, 2011, there were 27,916,440 shares of common stock issued and outstanding.
(2) Assumes the sale of all the shares of common stock we are offering.
(3) This number represents 1,142,860 shares of common stock, 10,031,500 shares of common stock issuable upon the exercise of common stock purchase warrants and 5,666,373 shares of common stock issuable upon the conversion of outstanding convertible notes.  The address of GR Match, LLC is c/o Guthy-Renker LLC, 3340 Ocean Park Boulevard, Suite 3000, Santa Monica, CA 90405. Mr. Van de Bunt is a beneficial owner of these securities, inasmuch as he is the Manager of GR Match, LLC and the beneficiary of a trust that owns a 4.86% interest in Guthy-Renker Partners, Inc., which owns a 94% interest in Guthy-Renker Holdings, LLC, which is the sole owner of Guthy-Renker LLC, which owns an 80% interest in GR Match, LLC. Mr. Van de Bunt disclaims ownership of these securities.
(4) This number represents 1,252,475 shares of common stock and 566,907 shares of common stock issuable upon the exercise of a common stock purchase warrant.  The address of ITU Ventures is 1900 Avenue of the Stars, Suite 2701, Los Angeles, California 90067.
(5) Mr. Guseinov’s address is 8033 Sunset Blvd., Suite 896, Los Angeles, California 90046.
(6) This number represents 2,878,365 shares of common stock, 3,350,437 shares of common stock issuable upon the exercise of common stock purchase warrants and 6,874,337 shares of common stock issuable upon the conversion of outstanding convertible notes.  Mr. Downes’ address is 1110 W. Commercial Blvd, Suite 300, Fort Lauderdale, Florida 33309.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 2 ON THE PROXY CARD).

PROPOSAL 3

APPROVAL OF THE TERMS OF THE COMPANY'S 9% SUBORDINATED
CONVERTIBLE PROMISSORY NOTES ISSUED TO TWO DIRECTORS AND THE
ISSUANCE OF CERTAIN INCENTIVE SHARES OF COMMON STOCK

The Company recently completed a private sale of $1,902,712 in aggregate principal amount of 9% Subordinated Convertible Promissory Notes (the “Private Placement” and the “Notes”).  Two of our independent directors, Howard A. Bain III, the chairman of the board and the chairman of the audit committee, and Ricardo A. Salas, the chairman of the compensation committee, participated in the Private Placement.  The Notes purchased by Mr. Bain and Mr. Salas are referred to in this discussion as the "Directors' Notes."  All investors in the Private Placement, including Mr. Bain and Mr. Salas, have rights to convert their Notes into shares of the Company’s common stock and to receive incentive shares of common stock.  As discussed below, in accordance with Nasdaq Listing Rule 5635(c), we are asking our stockholders to approve the terms of the securities issued to Mr. Bain and Mr. Salas in the Private Placement.

The Private Placement

As disclosed in a Current Report on Form 8-K filed by the Company with the SEC on July 29, 2011 (as amended on October 14, 2011), on July 27, 2011, the Company completed the first tranche (“Tranche 1”) of the Private Placement to 18 accredited investors pursuant to Securities Purchase Agreements.  The aggregate principal amount of the Notes sold in the Tranche 1 was $1,452,000.  With the exception of the Directors' Notes, the Notes are convertible, at the election of the holders, into shares of the Company’s common stock at a conversion price of $0.7223 per share, which was a discount to the market price of $0.90.  The Notes are due and payable on August 27, 2012, and are subordinate to certain senior debt owed by the Company to GR Match LLC (“GRM”), pursuant to the terms and conditions of a Subordination Agreement among each investor, the Company and GRM.

Messrs. Bain and Salas participated in Tranche 1; Mr. Bain purchased a Directors' Note in the amount of $50,000 and Mr. Salas purchased a Directors' Note in the amount of $75,000.  As required by Nasdaq's Listing Rules, the conversion price included in the Directors' Notes is $0.90, the market value of our common stock on the date of the sale, and not the discounted price of $0.7223 offered to all other participants in the Private Placement.  However, the Directors' Notes include a provision for an alternative conversion price, subject to approval by the Company’s stockholders, equal to $0.7223.  Because the difference between the market price and the discounted conversion price constitutes equity compensation, stockholder approval is required under Listing Rule 5635.

In addition, in accordance with the Securities Purchase Agreement executed by the investors, each investor in Tranch 1 is entitled to receive one incentive share of the Company’s common stock for each dollar invested.  The incentive shares were provided to the Company by Mr. Gary Guseinov, a co-founder and the Company’s former chief executive officer and former chairman of the board of directors.  In the case of Messrs. Bain and Salas, the issuance of the incentive shares constitutes equity compensation, and stockholder approval is required under Listing Rule 5635.

As disclosed in a Current Report on Form 8-K filed by the Company with the SEC on October 4, 2011, on September 28, 2011, the Company completed the second tranche (“Tranche 2”) of the Private Placement to 15 accredited investors including Mr. Bain, who purchased a Directors' Note in the amount of $25,000.  The aggregate principal amount of the Notes sold in Tranche 2 is $450,712.78.  With the exception of the conversion price, the terms of the Notes issued in Tranche 2, including the Directors' Note issued to Mr. Bain, were identical to the Notes and the Directors' Notes issued in Tranche 1.  The Notes, with the exception of the Directors' Note issued to Mr. Bain, are convertible, at the election of the holders, into shares of the Company’s common stock at a conversion price of $0.72 per share.  The Directors' Note is convertible at $0.90, which was the market value of the Company’s common stock on the date of the sale of the first tranche.  The Notes are due and payable on October 27, 2012, and are subordinate to certain senior debt owed by the Company to GRM pursuant to the terms and conditions of a Subordination Agreement among each investor, the Company and GRM.

As with the Tranche 1 investors, each Tranche 2 investor will receive one incentive share of the Company’s common stock for each dollar invested. In the case of Mr. Bain, the discounted conversion price and the issuance of the incentive shares constitute equity compensation and stockholder approval is required under Listing Rule 5635.

The Board’s Recommendation for Approval of this Proposal

The Private Placement was crucial to the Company’s ongoing efforts to secure adequate financing to continue its operations.  Messrs. Bain and Salas chose to participate in the offering, thereby showing their support of the Company and its management.  The Board therefore recommends that stockholders approve the terms of the 9% Subordinated Convertible Promissory Notes issued to Messrs. Bain and Salas, which include the discounted conversion price, and approve the issuance to Mr. Bain of 75,000 incentive shares and to Mr. Salas of 75,000 incentive shares.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 3 ON THE PROXY CARD).

PROPOSAL 4

APPROVAL OF THE ISSUANCE OF UNITS CONSISTING OF 10.5% SUBORDINATED
CONVERTIBLE PROMISSORY NOTES AND WARRANTS, TOGETHER WITH
CERTAIN CONVERSION RIGHTS,
EXERCISE RIGHTS, AND BOARD REPRESENTATION
RIGHTS GRANTED TO A STOCKHOLDER

The Second Private Placement

As disclosed in a current report on Form 8-K filed by the Company with the SEC on October 4, 2011, as amended by Form 8-K/A (Amendment No. 1) filed on October 6, 2011, on September 30, 2011, the Company completed the first of three tranches of a Second Private Placement pursuant to a Securities Purchase Agreement between the Company and Mr. Sean Downes.  The second tranche of the Second Private Placement closed on October 31, 2011 and the third tranche will close on November 30, 2011.  In the first and second tranches, Mr. Downes purchased the first and second of three notes, each in the face amount of $1 million (the “Notes”).  Each of the Notes is convertible, at Mr. Downes’ election, into shares of the Company’s common stock at a conversion price of $0.30 per share.  Each of the Notes is due and payable thirteen months after the date of issuance and each is subordinate to certain senior debt owed by the Company to GRM, pursuant to the terms and conditions of a Subordination Agreement among Mr. Downes, the Company and GRM.  The Notes are secured by a security interest, subordinated to the security interest held by GRM, in all of the Company’s property.

Mr. Downes received warrants in connection with the first and second tranches (and in the third tranche will receive a warrant) (the "Warrants") to purchase one-half of one share of the Company’s common stock for each share of common stock he is entitled to receive upon conversion of a Note.  The Warrants are exercisable at $0.375 per share of common stock.  The term during which each Warrant may be exercised commences six months and one day following the date of the issuance of the Warrant and terminates on the date two years thereafter. Each warrant will entitle Mr. Downes to purchase 1,666,667 shares of the Company’s common stock.  In total the three warrants will entitle Mr. Downes to purchase 5,000,000 shares of the Company’s common stock.

The common stock that is issuable as a result of conversion of the Notes and the exercise of the Warrants, par value $0.001, has no preemptive rights.

Pursuant to the provisions of the Securities Purchase Agreement, during the terms of the Notes, Mr. Downes has the right, upon prior written notice to the Company, to cause the appointment to the Board of: (a) him or one of his representatives acceptable to the Company;  and (b) subject to the requirements of the Nasdaq Marketplace Rules (which include the Nasdaq Listing Rules) or approval by the Company’s stockholders, one additional representative who at all times shall: (i) qualify as an “independent” director, as that term is defined in the Nasdaq Marketplace Rules and the applicable rules of the SEC;  (ii) be acceptable to the Company; and (iii) be subject to approval by GRM, which approval shall not be unreasonably withheld.

The Required Stockholder Approvals

Nasdaq Listing Rule 5635(d)(2) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value.  If Mr. Downes fully converts the Notes and exercises the Warrants, the Company could issue common stock to Mr. Downes equal to 20% or more of the common stock outstanding before the issuance for less than the market value of the common stock as determined under the Nasdaq Listing Rules.

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the company.  Under the Nasdaq Listing Rules, a change of control is considered to have occurred when an investor has the right to acquire 20% or more of the outstanding shares of common stock.  Because Mr. Downes’ conversion and exercise rights entitle him to acquire 20% or more of the Company’s outstanding common stock, his conversion and exercise rights constitute a change of control and therefore require stockholder approval.

According to Nasdaq Listing Rule 5640, the representation on a listed company’s board of directors of a stockholder who owns convertible or exercisable securities must not exceed the stockholder’s relative contribution to the company based on the company’s overall book or market value at the time of the issuance of the convertible or exercisable securities.  Currently (before any conversion of the Notes or exercise of the Warrants), Mr. Downes owns approximately 5% of the Company’s outstanding common stock and the Board consists of five directors.  If Mr. Downes appointed two representatives to the Board, his percentage representation on the Board would be approximately 29%, which exceeds his ownership percentage of 5%.  The Company believes that Mr. Downes’ appointment of one representative to the Board is permissible under Nasdaq Listing Rule 5640, but that his appointment of a second representative, given his current ownership percentage, would require stockholder approval.

Certain Risks Associated with Approval of this Proposal

If Mr. Downes fully converted the Notes and Warrants, he would own approximately 38% of the issued and outstanding shares of the Company’s common stock or 23% on a fully diluted basis.  If Mr. Downes fully converted the Notes and Warrants, approximately 50% of the issued and outstanding shares of the Company’s common stock would be owned and controlled by insiders, including current and former directors and executive officers and their friends and families.  This concentrated control may adversely affect the price of the Company’s common stock, and the insiders may be able to control matters requiring approval by stockholders, including the election of directors and approval of acquisitions, mergers and other business transactions.  Non-insider stockholders may have little or no influence on management and the conduct of the Company’s business.  The concentrated control also may make it difficult for stockholders to receive a premium for their shares of common stock in the event of a merger or other change in control of the Company.  These provisions also could limit the price that investors might be willing to pay in the future for shares of our common stock.

The Board’s Recommendation for Approval of this Proposal

The Second Private Placement was crucial to the Company’s ongoing efforts to secure adequate financing to continue its operations.  The Board has determined that the terms of the Securities Purchase Agreement and the Notes, including the conversion and exercise rights and his rights to Board representation, are in the best interests of the Company.  The Board therefore recommends that stockholders approve the issuance to Mr. Downes of the Notes and the Warrants as well as the right provided to Mr. Downes to Board representation, as described above.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL (PROPOSAL 4 ON THE PROXY CARD).

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal under Rule 14a-8 of the Securities Exchange Act (“Rule 14a-8”) for inclusion in our proxy statement and form of proxy for the Annual Meeting is February 9, 2012.

Any proposal should be addressed to Mr. Kevin Harris, Secretary, CyberDefender Corporation, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017 and should be sent by certified mail, return receipt requested.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the tockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon written request to the Secretary, CyberDefender Corporation, 617 West 7th Street, Suite 1000, Los Angeles, California 90017.

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above. Stockholders sharing an address with another shareholder who have received multiple copies of the Company's proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, many of which are beyond our control.  The forward-looking statements are statements regarding financial and operating performance and results and other statements that are not historical facts.  The words “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “plan,” “forecast,” and similar words and expressions are intended to identify forward-looking statements.  Certain important risks, including those discussed in the risk factors set forth in Item 1A of this report, could cause results to differ materially from those anticipated by the forward-looking statements.  Some, but not all, of these risks include, among other things:

•	our lack of capital and whether or not we will be able to raise capital when we need it;

•	our ability to continue as a going concern;

•	changes in local, state or federal regulations that will adversely affect our business;

•	our ability to market and distribute or sell our products;

•	whether we will continue to receive the services of certain officers and directors;

•	our ability to protect our intellectual property and operate our business without infringing upon the intellectual property rights of others; and

•	other uncertainties, all of which are difficult to predict and many of which are beyond our control.

We do not intend to update forward-looking statements.  You should refer to and carefully review the information in reports and other documents we will file in the future with the Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. The SEC maintains an Internet worldwide web site that provides access, without charge, to reports, proxy statements and other information about issuers, like CyberDefender, who file electronically with the SEC. The address of that site is http://www.sec.gov.

You also may obtain copies of these materials by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Room 1580 Washington, D.C, 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at l-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

Public Reference Room
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You can also obtain, without charge, reports, proxy statements and other information, including without limitation, any information we may incorporate by reference herein, about the Company, by contacting: CyberDefender Corporation, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017, Attn: Corporate Secretary, telephone: (213) 689-8631, facsimile: (213) 689-8639.

OTHER MATTERS

A copy of our Quarterly Report on Form 10-Q for the period ended September 30, 2011, including financial statements, accompanies this proxy statement. We are incorporating by reference from this Quarterly Report the financial statements and supplementary data, the management discussion and analysis of financial condition and results of operation and quantitative and qualitative disclosures about market risk for the period discussed in the Quarterly Report. A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, including financial statements, accompanies this proxy statement. We are also incorporating by reference from this Annual Report the financial statements, supplementary data, the management discussion and analysis of financial condition and results of operation and quantitative and qualitative disclosures about market risk for the period discussed in the Annual Report.

November 5, 2011	By Order of the Board of Directors

You may vote by telephone, 24 hours a day, seven days a week

Instead of mailing your proxy, you may choose one of the two voting methods described below to vote your shares.

VALIDIATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR

Proxies submitted by telephone must be received no later than December 31, 2011.

VOTE BY TELEPHONE
Call toll free 1-800-690-6903 within the U.S., U.S. Territories and Canada any time on a touch tone telephone.  There is NO CHARGE for the call.
Follow the instructions provided by the recorded message.

CYBERDEFENDER CORPORATION
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 5, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Kevin Harris and Michael Barrett, and each of them, with full power of substitution, to vote, as a holder of common stock, $0.00 par value per share (“Common Stock”), of CyberDefender Corporation, a Delaware corporation (the “Company”), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the Special Meeting of Stockholders of the Company (the “Special Meeting ”), to be held at the Company’s offices at 617 West 7th Street, Los Angeles, California 90017 , Los Angeles, CA 90017, on January 5, 2012 at 3:00 p.m. Pacific Time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends that you vote FOR Proposals 1, 2, 3 and 4.

Approval of Amendment of Certificate of Incorporation.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Approval of Amendment of Amended and Restated 2006 Equity Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Approval of the terms of the Securities Purchase Agreements and 9% Subordinated Convertible Promissory Notes which have been issued to two independent directors of the Company.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Approval of the issuance of units consisting of 10.5% Subordinated Convertible Promissory Notes and warrants, together with certain conversion rights, exercise rights, and the grant of Board representation rights to a stockholder.

FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

BACK OF CARD

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS AS DESCRIBED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Special Meeting and voting in person. A stockholder’s attendance at the Special Meeting will not by itself revoke a proxy given by the stockholder.

(Please sign exactly as the name appears below. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)

Dated: ____________________	Signature:

Signature:
(If Held by Joint Owners)

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EXHIBIT 1

FORM OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
CYBERDEFENDER CORPORATION

CyberDefender Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law, through its duly authorized officer and by authority of its Board of Directors, does hereby certify that:

1. The name of the corporation (hereinafter called the “Corporation”) is CyberDefender Corporation.  The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 19, 2010.

2. The Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment (the “Certificate of Amendment”) of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”), declaring the amendment to be advisable and directing that the amendment be submitted to the stockholders of the Corporation for consideration thereof.  The resolutions setting forth the proposed amendment are as follows:

RESOLVED, that the Certificate of Incorporation be amended by changing Sub-section A. of  Section Fourth of the Certificate of Incorporation so that, as amended, Sub-section A. shall be and read as follows:

“A.  Classes of Stock.  This Corporation is authorized to issue two classes of stock to be designated, respectively, as “Common Stock” and “Preferred Stock.”  The total number of shares which the Corporation is authorized to issue is [INSERT] shares, [$0.001] par value.  [INSERT] [(INSERT)] shares shall be Common Stock and [INSERT] [(INSERT)] shall be Preferred Stock.”

RESOLVED FURTHER, that effective at [INSERT ].m. on [INSERT], 2011,  (the “Effective Time”), every  share of Common Stock issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof,  into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. No stockholder of the Corporation shall transfer any fractional shares of Common Stock.  The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock.  Holders of Old Common Stock who otherwise would be entitled to receive fractional shares of  New Common Stock because they hold a number of shares of Old Common Stock not evenly divisible by the Reverse Stock Split ratio will be entitled to receive a cash payment equal to the product obtained by multiplying (a) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest, by (b) the volume weighted average price of the Old Common Stock as reported on The NASDAQ Capital Market, or other principal market of the Old Common Stock, as applicable, on the date of the Effective Time of the Reverse Stock Split.  Each certificate that immediately prior to the Effective Time represented shares of Old Common Stock (“Old Certificates”), shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been combined.”

3.  Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held on November [XX] 2011, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Amendment.

4. The foregoing Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

NOW, THEREFORE, the Corporation has caused this Certificate of Amendment to be signed this [INSERT] day of [INSERT , 2011.

CYBERDEFENDER CORPORATION

By:

Name:

Title:

* The date inserted will be the date the Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

EXHIBIT 2

CYBERDEFENDER CORPORATION

AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

As Adopted October 27, 2006

1.           PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Parent and Subsidiaries (if any), by offering them an opportunity to participate in the Company’s future performance through awards of Options, the right to purchase Common Stock and Stock Bonuses.  Capitalized terms not defined in the text are defined in Section 2.

2.           DEFINITIONS.

As used in this Plan, the following terms will have the following meanings:

“AWARD” means any award under this Plan, including any Option, Stock Award or Stock Bonus.

“AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“BOARD” means the Board of Directors of the Company.

“CAUSE” means any cause, as defined by applicable law, for the termination of a Participant’s employment with the Company or a Parent or Subsidiary of the Company.

“CODE” means the Internal Revenue Code of 1986, as amended.

“COMPANY” means CyberDefender Corporation, a California corporation, or any successor corporation.

“COMMITTEE” means that committee appointed by the Board of Directors to administer and interpret the Plan as more particularly described in Section 5 of the Plan; provided, however, that the term Committee will refer to the Board of Directors during such times as no Committee is appointed by the Board of Directors.

“DISABILITY” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“EXERCISE PRICE” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“FAIR MARKET VALUE” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)           if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(b)           if such Common Stock is quoted on the NASDAQ National Market or the NASDAQ SmallCap Market, its closing price on the NASDAQ National Market or the NASDAQ SmallCap Market, respectively, on the date of determination;

(c)      if neither of the foregoing is applicable, by the Committee in good faith.
“INSIDER” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“OPTION” means an award of an option to purchase Shares pursuant to Section 6.

“PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“PARTICIPANT” means a person who receives an Award under this Plan.

“PERFORMANCE FACTORS” means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

(a)	Net revenue and/or net revenue growth;

(b)	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c)	Operating income and/or operating income growth;

(d)	Net income and/or net income growth;

(e)	Earnings per share and/or earnings per share growth;

(f)	Total stockholder return and/or total stockholder return growth;

(g)	Return on equity;

(h)	Operating cash flow return on income;

(i)	Adjusted operating cash flow return on income;

(j)	Economic value added; and

(k)	Individual business objectives.

“PERFORMANCE PERIOD” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Stock Awards or Stock Bonuses, if such Awards are restricted.

“PLAN” means this CyberDefender Corporation 2006 Equity Incentive Plan, as amended from time to time.

“PURCHASE PRICE” means the price at which the Participant of a Stock Award may purchase the Shares.

“SEC” means the Securities and Exchange Commission.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SHARES” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 18, and any successor security.

“STOCK AWARD” means an award of Shares pursuant to Section 7.

“STOCK BONUS” means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

“SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

3.           SHARES SUBJECT TO THE PLAN.

3.1           Number of Shares Available.  Subject to Sections 3.2 and 18, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, shall be 1,375,000 Shares and will include Shares that are subject to:  (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.  Subject to this Section 3.1, the number of Shares reserved and available for grant and issuance may be increased, at the discretion of the Board of Directors, on the first day of January of each year so that the total of all Common Stock available for Awards shall be the maximum amount allowable under Regulation 260.140.45 of Title 10 of the California Code of Regulations.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.  At no time shall the total number of shares issuable upon exercise of all outstanding Awards exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Regulation 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of the Company’s Common Stock which are outstanding at the time the calculation is made.

3.2           Adjustment of Shares.  In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.           ELIGIBILITY.

ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company, provided such consultants, independent contractors and advisors render bona-fide services not in connection with the offer and sale of securities in a capital-raising transaction or promotion of the Company’s securities.  A person may be granted more than one Award under this Plan.

5.           ADMINISTRATION.

5.1         Committee.

(a)           The Plan shall be administered and interpreted by a committee consisting of two (2) or more members of the Board.

(b)           Members of the Committee may resign at any time by delivering written notice to the Board.  The Board shall fill vacancies in the Committee.  The Committee shall act by a majority of its members in office.  The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

(c)           If the Board, in its discretion, does not appoint a Committee, the Board itself will administer and interpret the Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

5.2          Committee Authority.  Without limitation, the Committee will have the authority to:

(a)           construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)           prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)           select persons to receive Awards;

(d)           determine the form and terms of Awards;

(e)           determine the number of Shares or other consideration subject to Awards;

(f)           determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)           grant waivers of Plan or Award conditions;

(h)           determine the vesting, exercisability and payment of Awards;

(i)            correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)            determine whether an Award has been earned; and

(k)           make all other determinations necessary or advisable for the administration of this Plan.

5.3          Committee Discretion.  Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.  The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.  No member of the Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

6.           OPTIONS.

The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

6.1          Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the “Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

6.2          Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee.  The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

6.3          Exercise Period.  Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

6.4          Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:  (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

6.5          Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement  (the “Exercise Agreement”) in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.6          Termination.  Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)          If the Participant’s service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO).

(b)          If the Participant’s service is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO).

(c)          Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant’s service is Terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits.  For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

6.7          Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

6.8          Limitations on ISO.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000.  If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

6.9          Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

6.10        No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7.           STOCK AWARD.

A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions.  The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Award, subject to the following:

7.1          Form of Stock Award.  All purchases under a Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the “Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  The offer of a Stock Award will be accepted by the Participant’s execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.

7.2          Purchase Price.  The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Committee on the date the Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value.  Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

7.3          Terms of Stock Awards.  Stock Awards may be subject to such restrictions as the Committee may impose.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Stock Purchase Agreement.  Stock Awards may vary from Participant to Participant and between groups of Participants.  Prior to the grant of a Stock Award subject to restrictions, the Committee shall:  (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the transfer of any Stock Award, the Committee shall determine the extent to which such Stock Award has been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

7.4          Termination During Performance Period.  If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Committee determines otherwise.

8.           STOCK BONUSES.

8.1          Awards of Stock Bonuses.  A Stock Bonus is an award of Shares for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company.  A Stock Bonus will be awarded pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

8.2          Terms of Stock Bonuses.  The Committee will determine the number of Shares to be awarded to the Participant.  If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria.  The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.  The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

8.3          Form of Payment.  The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine.  Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.           PAYMENT FOR SHARE PURCHASES.

Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)           by cancellation of indebtedness of the Company to the Participant;

(b)           by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

(c)           by waiver of compensation due or accrued to the Participant for services rendered;

(d)           with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

  (1)           through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

  (2)          through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)           by any combination of the foregoing.

10.         WITHHOLDING TAXES.

10.1        Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2        Stock Withholding.  When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

11.         PRIVILEGES OF STOCK OWNERSHIP.

11.1        Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Award; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 13.

11.2        Financial Statements.  The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.         NON-TRANSFERABILITY.

Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.  Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e).  During the lifetime of the Participant an Award will be exercisable only by the Participant.  During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

13.         CERTIFICATES.

All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14.         ESCROW; PLEDGE OF SHARES.

To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

15.         EXCHANGE AND BUYOUT OF AWARDS.

The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16.         SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.         NO OBLIGATION TO EMPLOY.

Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18.         CORPORATE TRANSACTIONS.

18.1         Assumption or Replacement of Awards by Successor.  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares or the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines.  If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

18.2       Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

18.3       Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19.         ADOPTION AND STOCKHOLDER APPROVAL.

This Plan will become effective on the date on which it is adopted by the Board (the “Effective Date”).  Upon the Effective Date, the Committee may grant Awards pursuant to this Plan.  The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an ISO at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an NQSO.

20.         TERM OF PLAN/GOVERNING LAW.

Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.  This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

21.         AMENDMENT OR TERMINATION OF PLAN.

The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

22.         NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.         ACTION BY COMMITTEE.

Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee’s sole and absolute discretion.

AMENDMENT DATED JUNE 17, 2009 TO THE

CYBERDEFENDER CORPORATION AMENDED AND RESTATED
2006 EQUITY INCENTIVE PLAN

In accordance with Section 21 of that certain CyberDefender Corporation Amended and Restated 2006 Equity Incentive Plan (the “Plan”), the board of directors of CyberDefender Corporation does hereby amend the Plan by deleting the first sentence of Section 3.1 which states:

Subject to Sections 3.2 and 18, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, shall be 1,375,000 Shares and will include Shares that are subject to:  (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.

and by replacing it with the following:

Subject to Sections 3.2 and 18, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan shall be 2,875,000 Shares and will include Shares that are subject to:  (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.

In all other respects, the terms and conditions of the Plan shall remain the same.

WHEREFORE, this Amendment dated June 17, 2009 to the CyberDefender Corporation Amended and Restated 2006 Equity Incentive Plan has been executed in Los Angeles, California on June 17, 2009.